UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2023

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive,	Monroe,	Michigan	48162-5138
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (734) 242-1444

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 29, 2023, La-Z-Boy Incorporated (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 43,282,570 shares of the Company’s common stock, $1.00 par value, eligible to vote at the Annual Meeting, 40,076,018 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. Each of the ten director nominees shown below was elected to serve an annual term until the 2024 annual meeting of shareholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. The voting results were as follows:

Director Nominee	Shares Voted For	Shares Voted Withheld	Broker Non-Votes
Erika L. Alexander	35,909,041	1,331,815	2,835,162
Sarah M. Gallagher	36,715,713	525,143	2,835,162
James P. Hackett	34,086,379	3,154,477	2,835,162
Raza S. Haider	36,962,540	278,316	2,835,162
Janet E. Kerr	36,123,164	1,117,692	2,835,162
Mark S. LaVigne	37,093,026	147,830	2,835,162
Michael T. Lawton	35,946,900	1,293,956	2,835,162
Rebecca L. O’Grady	36,491,753	749,103	2,835,162
Lauren B. Peters	36,683,908	556,948	2,835,162
Melinda D. Whittington	36,643,429	597,427	2,835,162

Proposal 2: Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was ratified by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
38,935,779	1,091,770	48,469

Proposal 3: Approve, through a non-binding advisory vote, the compensation of the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers ("say on pay"), as disclosed in the Company’s proxy statement, was approved as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
36,019,806	1,143,306	77,744	2,835,162

Proposal 4 : Approve, through a non-binding advisory vote, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. “1 year” as the preferred frequency for future advisory votes to approve the compensation of the Company’s named executive officers was approved as follows:

1 year	2 years	3 years	Abstentions
33,812,642	45,701	3,328,496	54,017

Consistent with these results and with the recommendation of the Company’s Board of Directors, the Company will hold future say on pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say on pay votes, which is required to occur no later than the Company’s 2029 Annual Meeting of Shareholders.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: August 31, 2023

BY: /s/ Raphael Z. Richmond
Raphael Z. Richmond Vice President, General Counsel and Chief Compliance Officer